Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,930,762.56
Previously Paid Amount	0.00
Total Fee Amount	3,442.94
Total Offset Amount	0.00
Net Fee	$ 3,442.94